
11401
ATION SERVICES
www.ffeinc.com
53FT
10500

Transportation Services

BB&T 26th Annual Capital Markets Transportation Conference
Coral Gables, Florida

February 16 & 17, 2011

Safe Harbor Statement

This document contains information and forward-looking statements that are based on management's current beliefs and expectations and assumptions which are based upon information currently available. Forward-looking statements include statements relating to plans, strategies, objectives, expectations, intentions, and adequacy of resources, and may be identified by words such as "will", "could", "should", "believe", "expect", "intend", "plan", "schedule", "estimate", "project" and similar expressions. These statements are based on current expectations and are subject to uncertainty and change.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will be realized. Should one or more of the risks or uncertainties underlying such expectations not materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.

Among the key factors that are not within management's control and that may have a bearing on operating results are demand for the company's services and products, and its ability to meet that demand, which may be affected by, among other things, competition, weather conditions and the general economy, the availability and cost of labor, the ability to negotiate favorably with lenders and lessors, the effects of terrorism and war, the availability and cost of equipment, fuel and supplies, the market for previously-owned equipment, the impact of changes in the tax and regulatory environment in which the company operates, operational risks and insurance, risks associated with the technologies and systems used and the other risks and uncertainties described in the company's filings with the Securities and Exchange Commission.



Company Profile

Executive Management

- Stoney "Mit" Stubbs, Jr.
  - Chairman and Chief Executive Officer
- Stoney "Russell" Stubbs
  - President
- John Hickerson
  - Executive Vice President and Chief Operating Officer
- John McManama
  - Senior Vice President and Chief Financial Officer

.... *Extensive Industry Experience*



Investment Considerations Summary

Competitively Differentiated - Key Player in the “Cold-Chain” Niche

- Only national carrier that offers Nationwide LTL and truckload temperature controlled service.
- Strong customer value proposition with one stop shopping across multiple modes.

Diversified Customer Base

- No customer represents over 8% of sales - Top 20 customers represent ~ 48% of sales

Experienced Senior Management Team

Strong Financially with the ability to take market share in a challenging economic environment

- Smaller firms have less access to capital as the cycle moves into expansion
- FFE has the latest technology which drives greater efficiencies and adds customer value

Operating Leverage Opportunity

- Excess Capacity is being rationalized and truckload pricing is stable to improving.

Solid Balance Sheet



Company Profile

- Headquartered in Dallas, Texas
- 65+ year old business and one of the first temperature controlled carriers
- Highly diversified customer base
- Approximately 2,286 employees
- 1803 Trucks / 3,503 Trailers

Investment Data (As of 12/31/10)	
Nasdaq: FFEX	
Recent Price (1/31/11)	**$4.03**
52-Week Range	$2.68 -$4.99
Shares Outstanding	17.5 MM
Market Capitalization	$70.5 MM
TTM Revenue	$369 MM
Equity Value	$79 MM
Cash	$1.2 MM
Long-Term Debt	$5.7 MM
Tangible Book Value/ share	$4.50



Green Initiatives

- ✓ Currently every truck in FFE Transportation Services' fleet is EPA 2004 Engine or newer. Constant upgrades are made to replace with environmentally friendly models that have:
  - ➢ Fuel Efficient Tires
  - ➢ Aerodynamic Styling
  - ➢ Skirts
- ✓ Environmentally Friendly Refrigerant used in temperature controlled trailers
- ✓ Every truck in our fleet is Ultra Low Sulfur Diesel (ULSD)
- ✓ FFE's fleet is required to maintain a speed below 62mph
- ✓ Fuel Optimizer Program to reduce out of route miles
- ✓ Idle management device on every truck
- ✓ Recycle used oil and other by-products

SmartWay[SM]
Transport Partner
Getting There With Cleaner Air

SmartWay[SM] Transport is an innovative collaboration between EPA and the freight sector designed to improve energy efficiency, reduce greenhouse gas and air pollutant emissions, and improve energy security.

SmartWay Transport Partner since the program's inception in 2004

All divisions of FFE Transportation Services received the highest SmartWay Performance Score of 1.25



Market Considerations

Current Industry Challenges - 2011



Driver Shortage



Rising Equipment Costs



Uncertain Economy/Unemployment



Rapidly Rising Fuel Prices


ATA's Truck Tonnage Index
(Seasonally Adjusted; 2000 = 100)
125
120
115
110
105
100
95
Jan-06
Apr
Jul
Oct
Jan-07
Apr
Jul
Oct
Jan-08
Apr
Jul
Oct
Jan-09
Apr
Jul
Oct
Jan-10
Apr
Jul
Oct


U.S. Diesel Retail Sales Price
Cents Per Gallon
500
400
300
200
100
0
Jun-99
Jun-00
Jun-01
Jun-02
Jun-03
Jun-04
Jun-05
Jun-06
Jun-07
Jun-08
Jun-09
Jun-10
Feb-11
Cents Per Gallon

Transportation Services



Market Considerations

Current Industry Challenges



COMPLIANCE – SAFETY - ACCOUNTABILITY



C.A.R.B. Compliance



HOS Rules



Clean Engines

CSA

Changes to FMCSA Enforcement Program

- **New Safety Measurement System (SMS):** Improve the ability for earlier identification of demonstrated safety problems

  Seven BASICs: Unsafe Driving, Fatigued Driving, Driver Fitness, Controlled Substances/Alcohol, Vehicle Maintenance, Cargo-Related and Crash Indicator
- **New intervention process:** An array of intervention options that includes a labor-intensive compliance review
- **New approach to Safety Fitness Determination (SFD):** Tied to current safety performance; not limited to results of acute/critical violations from a compliance review


$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$118,000
$84,210
$85,000
$57,000
Value After 1 Year
1999
2000
2002
2004
2006
2008
2010E
Average Selling Price
3-Year Residual Value
4-Year Average Residual

Transportation Services



2011 Factors For Success

Maintain Strength And Position For The Future

Maintain a Strong Balance Sheet → **Identify Revenue Opportunities to Grow in Both TL and LTL** → **Position our Company to Capitalize on Economic Recovery**

Maintain a Strong Balance Sheet

- Ended 2010 with very little debt
- Balance new equipment capital between owned and leased
- Improve DSO and DPO
- Strong banking relationships

Identify Revenue Opportunities to Grow in Both TL and LTL

- Drive yield on Truckload and capitalize on finite market capacity
- Drive tonnage on Less than Truckload with new customer commitments and offset fixed cost infrastructure
- Expand TL capacity in a re-branded and improved contractor lease program

Position our Company to Capitalize on Economic Recovery

- Build and maintain strong customer relationships
- Technology investments (PeopleNet, StarTrak)
- Initiate FFE Driving Academy



Revenue Profile

(2010 as of 12/31)


Dedicated
6%
Less Than
Truckload
36%
Truckload
56%
Brokerage
2%


Dry
32%
Temperature
Controlled
68%

Excludes Fuel Surcharge



Customer Profile

Diverse Customer Base

No Customer Comprises more than 8% of Revenue

Top 20 Customers Make Up ~ 48% of Revenue

Nestlé
Tropicana Pure Premium
MARS incorporated
Millard Refrigerated Services
Cargill
Ventura Foods, LLC
ConAgra Foods
Dr Pepper
Walmart Save money. Live better.
MOTT'S
The Cheesecake Factory
KRAFT
Johnson & Johnson
Del Monte
Sara Lee
SOLO CUP COMPANY
Malt-O-Meal
Alcon
HICKORY FARMS
GRIFOLS
SYSCO
JBS
HERSHEY'S



Service Offerings

Truckload

Temperature Controlled

- Highly Specialized Equipment for Optimum Temperature Control and Management
- Trailers Equipped with StarTrak Technology

Dry

- Advanced SkyBitz Trailer Tracking Technology for Added Security and Superior Supply Chain Management



Local, Regional, Nationwide And International Service
24/7/365 Dispatch And Customer Service
Door To Door Pickup And Delivery
Team And Solo Service
EDI Tendering And Billing
Specialized Services
Service Sensitive Freight

Dedicated Service

- Alternative to a Private Fleet
- Reduced Liability, Risk and Equipment Costs
- Flexibility for Seasonal Demands

A Focus On Safety

- Recognized for superior safety and security standards by the ATA, AMCO and the TSA
- E.U. Certified, and provide full SOP trained drivers
- Over 60 years of national recognition for meeting the DOT Safety Rating Requirements
- Participant in the ATA's Anti-Terrorist Action Plan



Service Offerings

Less Than Truckload

Local, Regional, Nationwide And International Service
Strategically Located Service Centers With Both Freezer And Cooler Storage
Cross Docking
Centralized Planning And Customer Service - One Call Does It All
Customized Web Based Reporting Capabilities
Express Service Nationwide

Temperature Controlled

- Over 65 Years of Experience in LTL Cold Chain Management
- Dual Temperature, RTF Certified Trailers with Cooler and Freezer Capabilities
- North American Service to Mexico and Canada
- Only Nationwide Network


Service Center Map
Portland OR
UNITED STATES
Salt Lake City UT
Chicago IL
Burlington NJ
Stockton CA
Memphis TN
Atlanta GA
Los Angeles CA
Dallas TX
Winter Haven FL
Miami FL
MEXICO



Service Offerings

Logistics

Expedited



Ocean



Brokerage



FFE Logistics is a division of the FFE Transportation Services Enterprise and offers multi-modal capability. Being **IATA Certified**, **TSA Certified**, members of the **WCA "World Cargo Association"** and the **TIA/P3** we can guarantee your company the highest levels of integrity, service, reliability and cost effectiveness you will find in the industry. We have established relationships with a large and diverse carrier base. We partner with the asset based divisions of FFE Transportation Services and these trusted carriers to provide exceptional Expedited, Ocean and Brokerage services.



Service Offerings

Intermodal Service

Added Capacity, Added Savings

The FFE Transportation Services Intermodal program offers premium door to door service of temperature controlled, dry van and less than truckload freight from coast to coast. Intermodal Service complements our other services offering additional capacity and supply chain cost control with transit times competitive to a "truck only" solo driver.



UNION PACIFIC

BNSF RAILWAY

FEC

NS NORFOLK SOUTHERN

CSX How tomorrow moves



Service Offerings

Intermodal Network



Calgary
SASKATCHEWAN
MANITOBA
O N T A R I O
Q U É B E C
Winnipeg
Montréal
Ottawa
Toronto
Boston
New York
Philadelphia
NORTH DAKOTA
SOUTH DAKOTA
MINNESOTA
WISCONSIN
MICHIGAN
IOWA
NEBRASKA
KANSAS
MISSOURI
OKLAHOMA
ARKANSAS
TENNESSEE
KENTUCKY
OHIO
INDIANA
NEW YORK
NORTH CAROLINA
GEORGIA
ALABAMA
FLORIDA
Memphis
Dallas
Fort Worth
Austin
San Antonio
T E X A S
Jacksonville
Savannah
Miami
WASHINGTON
OREGON
IDAHO
MONTANA
WYOMING
NEVADA
UTAH
COLORADO
CALIFORNIA
ARIZONA
NEW MEXICO
Los Angeles
San Diego
Tucson
Phoenix
Las Vegas
Pacific Ocean
Atlantic Ocean
Gulf of Mexico
M E X I C O
SONORA
CHIHUAHUA
New Orleans
Ciudad Juárez



Transportation Services

Key Performance Indicators

Financial Highlights

(unaudited and in thousands, except per share amounts)	Twelve month period ending 12/31:		Three month period ending 12/31:	
	2010	2009	2010	2009
Freight operating revenue	$368,822	$373,051	$94,153	$91,449
Freight operating expenses	$386,492	$397,964	$96,070	$96,510
Operating ratio	104.8%	106.7%	102.0%	105.5%
Net loss	($11,930)	($16,415)	($1,499)	($2,566)
EPS (diluted)	($0.69)	($0.96)	($0.09)	($0.15)
Cash Dividends declared per share	--	$0.03	--	--
Cash and cash equivalents	$1,203	$3,667		
Net CAPEX	$13,764	$8,913		
Total Shareholders' Equity	$78,809	$89,735		



Key Performance Indicators

Statistical Highlights

	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009
Weekly average trucks in service	1,790	1,813	1,773	1,751	1,824	1,954
Revenue per truck per week [(a)]	$3,222	$3,209	$3,336	$3,118	$3,149	$3,081
Non-driver headcount	714	710	712	689	682	668
Statistical and revenue data:						
TL total linehaul miles [(b)]	31.2	30.9	32.3	31.6	33.8	37.6
TL loaded miles [(b)]	27.7	27.3	28.3	28.2	29.9	33.4
TL empty mile ratio [(c)]	11.2%	11.7%	12.4%	10.7%	11.5%	11.2%
TL linehaul revenue per total mile	$1.38	$1.38	$1.39	$1.29	$1.27	$1.25
TL linehaul revenue per loaded mile	$1.56	$1.56	$1.58	$1.44	$1.43	$1.41
TL total linehaul shipments [(d)]	30.8	31.0	31.9	30.7	36.8	39.8
TL loaded miles per shipment	900	882	886	921	812	838
LTL hundredweight [(d)]	2,010	2,126	2,044	1,820	1,988	1,890
LTL linehaul revenue per hundredweight	$13.96	$13.83	$13.57	$13.89	$14.06	$14.51

(a) Total linehaul and dedicated fleet revenue divided by number of weeks in period divided by average trucks in service (includes TL and LTL).

(b) in millions

(c) One minus the quotient of full truckload loaded miles divided by full truckload total linehaul miles.

(d) in thousands



Key Performance Indicators



Debt to Equity
(thousands) (2010 as of 12/31)
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Equity
Debt

Key Performance Indicators


Net Capital Expenditures
(thousands) (2010 as of 12/31)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Net Capital Expenditures



Key Performance Indicators

Stock Price per Share vs. Net Book Value per Share


$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Stock Price
Book Value

Transportation Services



Investment Considerations Summary

- Strength In Customer Relationships and Diversity of Customer Base
- Strong Cash Flows and Healthy Balance Sheet
- Key Player in the "Cold-Chain" Niche in Both TL and LTL - OTR and Intermodal
- Other Diversified Service Offerings – Dry TL, Expedited, Air, and Brokerage
- Experienced Senior Management Team



Thank You for Your Time

Stoney M. Stubbs, Jr.
Chairman and Chief
Executive Officer

John Hickerson
Executive Vice President,
Chief Operating Officer

Russell Stubbs
President

John McManama
Senior Vice President,
Chief Financial Officer

Frozen Food Express Industries, Inc.

1145 Empire Central Place

Dallas, Texas 75247-4309

(214) 630-8090

www.ffeinc.com

IR Contact
Three Part Advisors, LLC
Dave Mossberg 817 310-0051

